7. Property and Equipment	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 7 – Property and Equipment

At December 31, 2020 and 2019, property and equipment consisted of the following:

	December 31, 2020	December 31, 2019
Warehouse	$3,789,773	$3,789,773
Land	731,515	731,515
Building Improvement	238,666	238,666
Furniture and fixture	27,631	27,631
Equipment	48,378	47,064
Software	1,995	1,995
Total cost	4,837,958	4,836,644
Less accumulated depreciation	(345,448)	(183,206)
Property and equipment, net	$4,492,510	$4,653,438

Depreciation expense for the years ended December 31, 2020 and 2019 amounted to $162,242 and $151,670, respectively.

The Company purchased a warehouse in Ontario, California in September 2018 and leased an unused portion to a third party. The tenant paid $12,335 as security deposit, shown as other liability in non-current liability.

On January 22, 2019, the Company subleased a portion of the unused warehouse and office space to a third party. The Company subleased 16,000 square feet of warehouse and 446 square feet of office space with base rent at $12,335 per month and $12,335 security deposit. The lease is for three years commencing February 15, 2019 and monthly rent to increase $0.02 per square foot each year.

On October 19, 2020, the Company subleased 3,000 feet of the warehouse and one office space for eight months commencing December 1, 2020 with option to extend the lease to twelve months. The monthly lease payment is $2,400 with a $4,800 security deposit.